UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
 _______________________________
FORM 8-K
__________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 27, 2023
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NanoString Technologies, Inc.
(Exact name of registrant as specified in its charter)
  ________________________________

Delaware	001-35980	20-0094687
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Fairview Avenue North
Seattle, Washington 98109
(Address of principal executive offices, including zip code)

(206) 378-6266
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
  ____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NSTG	The NASDAQ Stock Market LLC
(The NASDAQ Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act).   ☐
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 27, 2023, the compensation and human capital committee (“Committee”) of the board of directors (“Board”) of NanoString Technologies, Inc. (the “Company”) approved 2022 non-equity incentive plan compensation and 2023 base salaries for each of the Company’s named executive officers. For additional information regarding how the Company determines base salary and non-equity incentive plan compensation, please see the section captioned “Executive Compensation” of the Company’s Definitive Proxy Statement (the “2022 Proxy Statement”) on Schedule 14A filed with the Securities and Exchange Commission (the “Commission”) on April 29, 2022.

Named Executive Officer	Title	2022 Non-Equity Incentive Plan Compensation	2023 Base Salary[1]
R. Bradley Gray	President and Chief Executive Officer	$411,188	$665,000
K. Thomas Bailey	Chief Financial Officer	$179,944	$469,000
Joseph M. Beechem	Chief Scientific Officer and Senior Vice President, Research and Development	$179,944	$469,000
John Gerace	Chief Commercial Officer	$148,504	$450,011
(1) Effective as of March 1, 2023.
On February 27, 2023, the Committee approved the structure and target bonus levels under the Company’s 2023 non-equity incentive plan. Under the Company’s 2023 non-equity incentive plan, Mr. Gray is eligible to receive a bonus of up to 85% of his base salary, and Messrs. Bailey, Beechem, and Gerace are eligible to receive bonuses of up to 50% of their base salaries. Mr. Gray’s bonus is based solely on corporate goals. The bonuses for Messrs. Bailey and Beechem are based 75% on corporate goals and 25% on individual goals. The bonus for Mr. Gerace is based 50% on corporate goals and 50% on individual goals.
On February 27, 2023, the Committee approved the Company’s 2023 corporate goals, which include achieving product and service revenue and bookings targets; goals associated with increasing the Company’s market penetration in spatial biology; goals associated with improving the Company's financial profile, including achieving gross margin targets, managing expenses, liquidity goals and other financial targets; and goals associated with sustainable long-term growth, including manufacturing, research and development and employee engagement.
SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NanoString Technologies, Inc.

Date:	March 2, 2023	By:	/s/ R. Bradley Gray
R. Bradley Gray
President and Chief Executive Officer